Exhibit 99.1

Safety Shot Taps Music and Film Industry Veteran Jordan Schur as New President and Company Board Member

With tremendous success throughout a storied career in the music and film industries, Schur aims to significantly boost brand awareness for Safety Shot.

JUPITER, FL – March 13, 2024 – Safety Shot, Inc. (Nasdaq: SHOT) (the “Company” or “Safety Shot”), a pioneer in innovative well-being solutions, is excited to announce that American entrepreneur, record executive, and film producer Jordan Schur has been appointed as President of the Company. Schur will also join the Company’s Board of Directors.

“I am honored to join the Safety Shot team and to accelerate the next stage of growth for Safety Shot. I am excited to help lead the Company towards global recognition,” stated Schur.

“Given the sheer talent that has been under Schur’s guidance, we are very excited to have this renowned pioneer join the Safety Shot team. His legacy in film and music as well as his diligence, innovation, and intuition will be a driving force in navigating Safety Shot to become a leading household brand in the wellness beverage arena,” commented Safety Shot Chairman of the Board John Gulyas.

For over two decades Schur has been a prominent figure in the film and music industries. With a unique blend of creativity and business savvy, he has played a pivotal role at several studios and record companies that have hosted some of the most influential figures in music and Hollywood.

In 2006 Schur founded Los Angeles-based Suretone Entertainment, an independent full-service entertainment company that has consistently impacted culture in music, film, and television. Suretone Entertainment encompasses Suretone Records, Suretone Pictures, and Suretone Management. Schur additionally co-founded film production company Mimran Schur Pictures in 2007.

In 1999, prior to the formation of these companies, Schur joined Universal Music Group’s Geffen Records as President and re-launched the label to new heights. Several years into his Geffen term, Schur was asked to also take on the duties of President of MCA Records. The newly enlarged Geffen artist roster included some of the world’s most legendary artists amongst them Snoop Dogg, Nirvana, Guns and Roses, Beck, Blink 182, Mary J. Blige, Hole, Enrique Iglesias, Counting Crows, Weezer, Nelly Furtado, Peter Gabriel, Rob Zombie, Sigur Ros, Sonic Youth, The Roots, along with many others. Under Schur’s oversight, Geffen Records achieved over $1 billion in revenue while becoming a consistent global market share leader for Universal Music Group.

Prior to his Geffen/MCA tenure, Schur founded the legendary Flip Records which rose to the top ranks of the music industry with 100M in album sales for ground-breaking artists such as Limp Bizkit and Staind, youth driven groups that changed the landscape of music globally. Flip Records pioneered a new business model as it selectively entered into equal joint venture relationships with respect to its artists with a number of prominent music groups such as Interscope/UMG, Elektra/WMG, A&M/Polygram, and Epic/Sony Music Group.

In partnership with Lionsgate Films, Mimran Schur Pictures produced the awe-inspiring Warrior [Tom Hardy, Joel Edgerton, Nick Nolte] which was directed by the acclaimed Gavin O’Connor, leading to an Academy® Award nomination for Nolte; MSP also produced the highly respected Stone [Robert De Niro, Edward Norton, Milla Jovovich], as well as the comedy gem Henry’s Crime [Keanu Reeves, Vera Farmiga, James Caan]. In addition, in partnership with Lionsgate Films, MSP produced the cult classic Rapturepalooza [Anna Kendrick, Craig Robinson], and in partnership with Sony Pictures, MSP produced Holmes & Watson [Will Ferrell, John C. Reilly].

Schur founded Suretone Pictures in 2011, where his notable film productions include The Kid [Ethan Hawke, Chris Pratt, Dane Dehaan, Jake Schur] (2019), Pawnshop Chronicles [Paul Walker, Brendan Fraser, Elijah Wood, Matt Dillon, Norman Reedus] (2013). Suretone Pictures recently completed DO NOT ENTER, financed in an equal joint-venture partnership with Lionsgate and based on the best-selling book Creepers by David Morrell (author of the various Rambo books on which the film franchise is based), starring Jake Manley, Adeline Rudolph, Francesca Reale, Nicholas Hamilton, and Laurence O’Faurian, and directed by Marc Klasfeld. Suretone Pictures diverse upcoming slate includes the romantic comedy Revenge Wedding in conjunction with Lionsgate Films, and the action/thriller Five Against A Bullet in conjunction with Mimran Schur Pictures.

The Suretone Records catalog spans music releases by the likes of The Cure, Chris Cornell, Shwayze, New Found Glory, The Black Angels, Collective Soul, From First To Last, and Angels & Airwaves, the acclaimed group led by Tom DeLonge of Blink 182. Suretone’s current roster of artists include Limp Bizkit, The Cure, Kiki Kramer, Sayyi and more. Through Suretone’s global distributor WMG’s ADA, the label also notably released ZZ Top’s Live - Greatest Hits From Around The World, along with Santana’s Africa Speaks, which landed #3 on The New York Times Best Albums list of 2019.

About Safety Shot

Safety Shot, Inc., has developed a first-of-its-kind beverage that makes you feel better faster from the effects of alcohol by reducing blood alcohol content and increasing mental clarity. Safety Shot leverages scientifically proven ingredients to enhance metabolic pathways responsible for breaking down blood alcohol levels. The formulation includes a tailored selection of all-natural vitamins, minerals, and nootropics, promoting faster alcohol breakdown and aiding in recovery and rehydration. Safety Shot has been available for retail purchase since the first week of December 2023 at www.DrinkSafetyShot.com and www.Amazon.com. In addition, the Company plans to introduce business-to-business sales to distributors, retailers, restaurants, and bars in 2024.

Forward Looking Statements

This communication contains forward-looking statements regarding Safety Shot, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Safety Shot’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Safety Shot and, including those described from time to time under the caption “Risk Factors” and elsewhere in Safety Shot’s Securities and Exchange Commission (SEC) filings and reports, including Safety Shot’s Annual Report on Form 10-K for the year ended December 31, 2023 and future filings and reports by Safety Shot. Moreover, other risks and uncertainties of which the Company is not currently aware may also affect the Company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Safety Shot on its website or otherwise. Safety Shot undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Media Contact:
Phone: 904-477-2306
Email: emily@pantelidespr.com

Investor Contact:

Phone: 561-244-7100
Email: investors@drinksafetyshot.com